UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

Atlas America, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	333-112653	51-0404430
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

311 Rouser Road, Moon Township, PA		15108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 412-262-2830

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of
                      Principal Officers.

         On March 17, 2005, the Board of Directors appointed Matthew A. Jones as Chief Financial Officer of Atlas America, Inc. Freddie M. Kotek, the former Chief Financial Officer, continues to serve as Executive Vice President of Atlas America, Inc. and Chairman and President of Atlas Resources, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS AMERICA, INC.

Dated: March 22, 2005	By: /s/ Michael S. Yecies Michael S. Yecies Secretary